SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                 --------------


                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                        Date of Report: December 6, 2002
                        ---------------------------------
                        (Date of earliest event reported)


                       CITICORP MORTGAGE SECURITIES, INC.
                             (Packager and Servicer)
   (Issuer in Respect of the REMIC Pass-Through Certificates, Series 2002-12)
   --------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)


   Delaware                     333-72082                     13-3408713
 ----------------------------------------------------------------------------
  (State or other juris-       (Commission                 (I.R.S. Employer
 diction of organization)       File Nos.)                Identification No.)


12855 North Outer Forty Drive, St. Louis, Missouri            63141
--------------------------------------------------          ----------
   (Address of principal executive offices)                 (Zip Code)


Registrant's Telephone Number, including area code: (314) 851-6305

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(Former name, former address and former fiscal year, if changed since last report.)

Item 5.        Other Events.

     The following are Collateral Term Sheets prepared by Citicorp Mortgage Securities, Inc. ("CMSI") in connection with the offering of its REMIC Pass-Through Certificates, Series 2002-12. The information set forth in these Collateral Term Sheets will be superseded in its entirety by the information set forth in the final prospectus for the Series 2002-12 REMIC Pass-Through Certificates and by any subsequent Collateral Term Sheets filed under Form 8-K subsequent to the date hereof related to the Series 2002-12 REMIC Pass-Through Certificates.

     On December 20, 2002, CMSI is to transfer to the Trustee mortgage loans(1) with an aggregate scheduled principal balance outstanding (after deducting principal payments due on or before December 1, 2002) as of December 1, 2002 of $583,151,842.55. The mortgage loans that have original maturites of at least 20 years but not more than 30 years, the "pool I mortgage loans", have an aggregate scheduled principal balance outstanding (after deducting principal payments due on or before December 1, 2002) as of December 1, 2002 of $452,246,359.98. The mortgage loans that have original maturites of at least 10 years but not more than 15 years, the "pool II mortgage loans", have an aggregate scheduled principal balance outstanding (after deducting principal payments due on or before December 1, 2002) as of December 1, 2002 of $130,905,482.57. Information below is provided with respect to all mortgage loans expected to be included in the mortgage loan pool.

     The total numbers of the pool I mortgage loans and the pool II mortgage loans as of December 1, 2002 were 993 and 283, respectively. The weighted average interest rates of the pool I mortgage loans and the pool II mortgage loans (before deduction of the servicing fee) as of December 1, 2002 were 6.462% and 6.153%, respectively. The weighted average remaining terms to stated maturity of the pool I mortgage loans and the pool II mortgage loans as of December 1, 2002 were 356.84 months and 176.35 months, respectively. All mortgage loans have original maturities of at least 10 but not more than 30 years. None of the pool I mortgage loans or the pool II mortgage loans were originated prior to September 1, 2000 and October 1, 2001, respectively, or after December 1, 2002. The weighted average original terms to stated maturity of the pool I mortgage loans and the pool II mortgage loans as of December 1, 2002 were 358.20 months and 178.05 months, respectively.

     None of the pool I mortgage loans and the pool II mortgage loans have a scheduled maturity later than December 1, 2032 and December 1, 2017, respectively. Each pool I mortgage loan and pool II mortgage loan had an original principal balance of not less than $16,000 and $55,800, respectively, nor more than $1,000,000. Pool I mortgage loans and pool II mortgage loans having aggregate scheduled principal balances of $7,103,322 and $717,589, respectively, as of December 1, 2002, had loan-to-value ratios at origination in excess of 80%, but no pool I mortgage loans or pool II mortgage loans had loan-to-value ratios in excess of 95%. The weighted average loan-to-value ratios at origination of the pool I mortgage loans and the pool II mortgage loans as of December 1, 2002 were 63.8% and 56.2%, respectively. No more than $6,456,558 and $2,157,569, respectively, of the pool I mortgage loans and the pool II mortgage loans are secured by mortgaged properties located in any one zip code. At least 97%(2) and 95%, respectively, of the pool I mortgage loans and the pool II mortgage loans are secured by mortgaged properties determined by CitiMortgage, Inc. to be the primary residence of the borrower.

-----------
1 Terms used herein and not defined have the meaning assigned thereto in the form of Prospectus included in CMSI's Registration Statement(333-72082).

2 Such percentages are expressed as a percentage of the aggregate scheduled principal balance of the pool I mortgage loans having such characteristics relative to the aggregate scheduled principal balance of all the pool I mortgage loans or as a percentage of the aggregate scheduled principal balance of the pool II mortgage loans having such characteristics relative to the aggregate scheduled principal balance of all the pool II mortgage loans.

     At least 95% and 92%, respectively, of the pool I mortgage loans and the pool II mortgage loans will be mortgage loans originated using loan underwriting policies which require, among other things, proof of income and liquid assets and telephone verification of employment, or are refinanced mortgage loans originated using alternative or streamlined underwriting policies. No more than 5% and 8%, respectively of the pool I mortgage loans and the pool II mortgage loans will be mortgage loans originated using a loan underwriting policy which, among other things, requires verification of employment and may require proof of liquid assets, but does not require verification of income as stated on the loan application. No more than 77% and 87%, respectively, of the pool I mortgage loans and the pool II mortgage loans will be refinanced mortgage loans originated using alternative or streamlined underwriting policies.

     All of the mortgage loans which had loan-to-value ratios greater than 80% at origination had primary mortgage insurance as of such date. In the case of the pool I mortgage loans and pool II mortgage loans for which additional collateral was pledged, taken as groups:

     1. the numbers of such pool I mortgage loans and pool II mortgage loans are 7 and 1, respectively;

     2. the aggregate scheduled principal balances of such pool I mortgage loans and pool II mortgage loans are $1,770,423 and $160,000, respectively;

     3. the weighted average loan-to-value ratios of such pool I mortgage loans and pool II mortgage loans, taking into account the loanable value of the pledged additional collateral, are each 80%; and

     4. the weighted average loan-to-value ratios of such pool I mortgage loans and pool II mortgage loans, without taking into account the loanable value of the pledged additional collateral, are 95.5% and 100.0%, respectively.

     Pool I premium loans will consist of pool I mortgage loans with net loan rates greater than or equal to 5.750%. Pool I discount loans will consist of pool I mortgage loans with net loan rates less than 5.750%. The aggregate scheduled principal balances outstanding as of the cut-off date of the pool I premium loans and the pool I discount loans were $448,244,026 and $4,002,334, respectively. The weighted average interest rates of the pool I premium loans and the pool I discount loans, as of the cut-off date, were 6.468% and 5.727%, respectively. The weighted average remaining terms to stated maturity of the pool I premium loans and the pool I discount loans, as of the cut-off date, were
356.84 months and 357.87 months, respectively.

     Pool II premium loans will consist of pool II mortgage loans with net loan rates greater than or equal to 5.250%. All pool II mortgage loans are pool II premium loans. The aggregate scheduled principal balance outstanding as of the cut-off date of the pool II premium loans was $130,905,483. The weighted average interest rate of the pool II premium loans, as of the cut-off date, was 6.153%. The weighted average remaining term to stated maturity of the pool II premium loans, as of the cut-off date, was 176.35 months.

      The following tables set forth information regarding the mortgage loans as of December 1, 2002.


                 YEARS OF ORIGINATION OF POOL I MORTGAGE LOANS

                                  Number of                 Aggregate Principal
Year Originated                   Loans                    Balances Outstanding
---------------                   --------                 --------------------

2000                                  1                          $   391,272

2001                                  2                              824,535

2002                                990                          451,030,553


Total                               993                         $452,246,360
                                    ===                         ============


                 YEARS OF ORIGINATION OF POOL II MORTGAGE LOANS

                                  Number of                 Aggregate Principal
Year Originated                   Loans                    Balances Outstanding
---------------                   --------                 --------------------

2001                                  2                         $    704,113

2002                                281                          130,201,370


Total                               283                         $130,905,483
                                    ===                         ============

              TYPES OF DWELLINGS SUBJECT TO POOL I MORTGAGE LOANS

Type of                           Number of                 Aggregate Principal
Dwelling Unit                     Loans                    Balances Outstanding
-------------                     ---------                --------------------

Detached Houses                     881                         $402,583,191

Multi-family Dwellings*              10                            4,696,089

Townhouses                           13                            6,015,597

Condominium Units (one to four       29                            9,995,170
stories high)

Condominium Units (over four         16                            9,327,557
stories high)

Cooperative Units                    44                           19,628,756


Total                               993                         $452,246,360
                                    ===                         ============

-----------
*   Multi-family dwellings are 2-family and 3-family.


              TYPES OF DWELLINGS SUBJECT TO POOL II MORTGAGE LOANS

Type of                           Number of                 Aggregate Principal
Dwelling Unit                     Loans                    Balances Outstanding
-------------                     ---------                --------------------

Detached Houses                     258                         $120,561,503

Multi-family Dwellings*               2                              847,012

Townhouses                            1                              372,000

Condominium Units (one to four       10                            4,784,919
stories high)

Condominium Units (over four          1                              503,734
stories high)

Cooperative Units                    11                            3,836,315


Total                               283                         $130,905,483
                                    ===                         ============

-----------
*   Multi-family dwellings are 2-family.

         NUMBER OF UNITS IN DWELLINGS SUBJECT TO POOL I MORTGAGE LOANS

Type of                           Number of                 Aggregate Principal
Dwelling Unit                     Loans                    Balances Outstanding
-------------                     ---------                --------------------

1-family                            983                         $447,550,271

2-family                              9                            4,181,532

3-family                              1                              514,557


Total                               993                         $452,246,360
                                    ===                         ============


         NUMBER OF UNITS IN DWELLINGS SUBJECT TO POOL II MORTGAGE LOANS

Type of                           Number of                 Aggregate Principal
Dwelling Unit                     Loans                    Balances Outstanding
-------------                     ---------                --------------------

1-family                            281                         $130,058,471

2-family                              2                              847,012


Total                               283                         $130,905,483
                                    ===                         ============

                         SIZE OF POOL I MORTGAGE LOANS

Outstanding Principal             Number of                 Aggregate Principal
Balance by Loan Size              Loans                    Balances Outstanding
---------------------             ---------                --------------------

$149,999 and under                   13                         $  1,174,755
$150,000 through $199,999             1                              162,861
$200,000 through $249,999             5                            1,140,884
$250,000 through $299,999             2                              558,756
$300,000 through $349,999           172                           56,940,307
$350,000 through $399,999           240                           90,725,042
$400,000 through $449,999           168                           71,666,247
$450,000 through $499,999           112                           53,536,980
$500,000 through $549,999            79                           41,415,008
$550,000 through $599,999            63                           36,267,585
$600,000 through $649,999            52                           32,834,932
$650,000 through $699,999            51                           34,970,510
$700,000 through $749,999             4                            2,889,253
$750,000 through $799,999             7                            5,460,306
$800,000 through $849,999             6                            4,970,816
$850,000 through $899,999             1                              896,647
$900,000 through $949,999             4                            3,743,421
$950,000 and over                    13                           12,892,050


Total                               993                         $452,246,360
                                    ===                         ============


                         SIZE OF POOL II MORTGAGE LOANS

Outstanding Principal             Number of                 Aggregate Principal
Balance by Loan Size              Loans                    Balances Outstanding
---------------------             ---------                --------------------

$149,999 and under                    1                         $     55,419
$150,000 through  $249,999            1                              160,000
$250,000 through  $299,999            2                              596,790
$300,000 through  $349,999           48                           15,812,983
$350,000 through  $399,999           75                           28,304,747
$400,000 through  $449,999           47                           20,009,922
$450,000 through  $499,999           27                           12,790,557
$500,000 through  $549,999           22                           11,481,556
$550,000 through  $599,999           18                           10,459,685
$600,000 through  $649,999           13                            8,211,797
$650,000 through  $699,999           12                            8,080,223
$700,000 through  $749,999            3                            2,191,270
$750,000 through  $799,999            4                            3,078,865
$800,000 through  $899,999            1                              879,964
$900,000 through  $949,999            1                              911,887
$950,000 and over                     8                            7,879,818


Total                               283                         $130,905,483
                                    ===                         ============

              DISTRIBUTION OF GROUP I MORTGAGE LOANS BY NOTE RATES

Mortgage Loan                     Number of                 Aggregate Principal
Interest Rate                     Loans                    Balances Outstanding
-------------                     ---------                --------------------

5.375% - 5.500%                       2                         $  1,146,228

5.501% - 6.000%                      24                           11,520,769

6.001% - 6.500%                     711                          324,649,255

6.501% - 7.000%                     249                          113,050,862

7.001% - 7.500%                       6                            1,545,491

7.501% - 7.625%                       1                              333,755


Total                               993                         $452,246,360
                                    ===                         ============


              DISTRIBUTION OF POOL II MORTGAGE LOANS BY NOTE RATES

Mortgage Loan                     Number of                 Aggregate Principal
Interest Rate                     Loans                    Balances Outstanding
-------------                     ---------                --------------------

5.625% - 6.000%                      67                         $ 31,483,115

6.001% - 6.500%                     212                           97,854,656

6.501% - 6.750%                       4                            1,567,712


Total                               283                         $130,905,483
                                    ===                         ============

                     DISTRIBUTION OF POOL I MORTGAGE LOANS
                     BY LOAN-TO-VALUE RATIOS AT ORIGINATION

                                  Number of                 Aggregate Principal
Loan-To-Value Ratio               Loans                    Balances Outstanding
-------------------               ---------                --------------------

65.00% and below                    433                         $204,599,919

65.001% - 75.000%                   269                          125,032,489

75.001% - 80.000%                   270                          115,510,630

80.001% - 85.000%                     5                            1,810,346

85.001% - 90.000%                    15                            4,966,315

90.001% - 95.000%                     1                              326,661


Total                               993                         $452,246,360
                                    ===                         ============


                     DISTRIBUTION OF POOL II MORTGAGE LOANS
                     BY LOAN-TO-VALUE RATIOS AT ORIGINATION

                                  Number of                 Aggregate Principal
Loan-To-Value Ratio               Loans                    Balances Outstanding
-------------------               ---------                --------------------

65.00% and below                    186                         $ 88,727,775

65.001% - 75.000%                    59                           24,997,980

75.001% - 80.000%                    36                           16,462,139

80.001% - 85.000%                     1                              319,405

85.001% - 90.000%                     1                              398,184


Total                               283                         $130,905,483
                                    ===                         ============

                           GEOGRAPHIC DISTRIBUTION OF
                      POOL I MORTGAGED PROPERTIES BY STATE

                                  Number of                 Aggregate Principal
State                             Loans                    Balances Outstanding
-----                             --------                 --------------------

Alabama                               4                         $  1,900,131
Arizona                              11                            4,585,208
Arkansas                              3                            1,268,860
California                          329                          153,320,668
Colorado                             29                           13,639,432
Connecticut                          57                           27,190,969
Delaware                              1                              372,971
District of Columbia                 12                            5,637,956
Florida                              23                            9,468,364
Georgia                              17                            7,073,061
Hawaii                                2                            1,457,086
Idaho                                 1                              328,103
Illinois                             26                           11,970,841
Indiana                               3                            1,036,912
Iowa                                  1                              340,993
Kansas                                2                            1,104,188
Maine                                 2                            1,384,568
Maryland                             34                           14,596,154
Massachusetts                        42                           18,949,882
Michigan                              7                            3,255,228
Minnesota                             4                            2,252,472
Mississippi                           1                              359,667
Missouri                             20                            9,995,624
Nevada                                2                              939,947
New Hampshire                         2                              775,905
New Jersey                           63                           26,093,504
New Mexico                            3                            1,442,306
New York                            173                           80,140,774
North Carolina                       11                            4,236,363
Ohio                                  7                            3,731,923
Oregon                                2                              706,000
Pennsylvania                          7                            3,074,449
Rhode Island                          1                              357,335
South Carolina                        6                            2,702,437
Tennessee                             6                            2,261,664
Texas                                11                            4,311,123
Utah                                  5                            2,214,832
Virginia                             40                           16,861,424
Washington                           22                           10,457,852
West Virginia                         1                              449,184


Total                               993                         $452,246,360
                                    ===                         ============

                           GEOGRAPHIC DISTRIBUTION OF
                     POOL II MORTGAGED PROPERTIES BY STATE

                                  Number of                 Aggregate Principal
State                             Loans                    Balances Outstanding
-----                             --------                 --------------------

Alabama                               5                         $  2,296,630
Arizona                               4                            2,087,896
Arkansas                              1                              956,769
California                           88                           40,458,707
Colorado                             10                            5,274,138
Connecticut                          10                            4,629,827
District of Columbia                  1                              327,749
Florida                               5                            2,360,183
Georgia                               4                            2,015,526
Hawaii                                1                              478,349
Illinois                             11                            4,644,764
Indiana                               3                            1,555,963
Iowa                                  1                              649,517
Maine                                 1                              412,229
Maryland                             10                            3,827,778
Massachusetts                        10                            4,596,836
Michigan                              5                            2,537,806
Minnesota                             4                            1,852,026
Missouri                              5                            2,718,018
Nevada                                1                              553,112
New Hampshire                         1                              336,265
New Jersey                           11                            5,952,015
New York                             39                           16,965,848
North Carolina                        5                            2,240,364
Ohio                                  2                              854,639
Oregon                                4                            1,628,663
Pennsylvania                          2                              835,723
Rhode Island                          1                              438,005
South Carolina                        3                            1,170,778
Tennessee                             3                            1,434,405
Texas                                10                            4,975,986
Utah                                  1                              653,768
Vermont                               1                              590,984
Virginia                             12                            5,038,911
Washington                            8                            3,555,306


Total                               283                         $130,905,483
                                    ===                         ============

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                            CITICORP MORTGAGE SECURITIES, INC.
                                            (Registrant)

                                            By: /s/ Howard Darmstadter
                                               -------------------------
                                                    Howard Darmstadter
                                                    Assistant Secretary


Dated: December 6, 2002